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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed S-8 Registration Statement, file numbers 33-93362 and 33-32782.

                               /s/Rothstein, Kass & Company, P.C.

Roseland, New Jersey
March 25, 2002